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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                 Current Report Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

                               SEPTEMBER 19, 2002
              ---------------------------------------------------
                Date of Report (Date of earliest event reported)


                             ARCH CAPITAL GROUP LTD.
              ---------------------------------------------------
             (Exact name of registrant as specified in its charter)

      BERMUDA                   0-26456                       N/A
-------------------    --------------------------   -------------------------
 (State or other        (Commission File Number)         (I.R.S. Employer
 jurisdiction of                                        Identification No.)
 incorporation or
  organization)



              WESSEX HOUSE, 45 REID STREET, HAMILTON HM 12 BERMUDA
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               (Address of principal executive offices) (Zip Code)


               Registrant's telephone number, including area code:
                                 (441) 278-9250

                                       N/A
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          (Former name or former address, if changed since last report)



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ITEM 5.      OTHER EVENTS.

         Attached hereto as Exhibit 99 is a press release issued by the Company on September 24, 2002, announcing the cash exercise of the Company's Class A warrants by principal shareholders.

ITEM 7.      FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.


EXHIBIT NO.          DESCRIPTION
----------           -----------
99.1                 Press Release dated September 24, 2002 announcing the cash exercise of the Company's Class A warrants by principal shareholders.


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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned.

                                         ARCH CAPITAL GROUP LTD.



Date: September 25, 2002                 By: /s/ JOHN D. VOLLARO
                                            ---------------------------------
                                             Name:  John D. Vollaro
                                             Title: Executive Vice President
                                                    and Chief Financial Officer